UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 20, 2004
                                                 ----------------------


                         Quest Minerals and Mining Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                        000-32131                 87-0429950
----------------------------         -----------            ------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


              9810 Meta Highway, Suite 2, Pikeville, Kentucky 41502
              -----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (606) 433-1926
                                                         ------------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01      Entry into a Material Definitive Agreement.

               (a) Effective as of September 20, 2004, Quest Marine Terminal, Ltd., a Kentucky corporation ("Quest Marine"), a newly formed and wholly owned subsidiary of Quest Minerals & Mining Corp., entered into a lease agreement with Monday Coal, LLC. Pursuant to the terms of the lease, Quest Marine agreed to lease from Monday Coal, LLC a barge loadout facility and associated real property, consisting of approximately 13.89 acres, located at Mile Point 318.9 on the Ohio River.

               The term of the lease is for five (5) years, and the lease provides Quest Marine with the option to renew the term of the lease for five
(5) additional terms of five (5) years each. The monthly rental payment for the lease is fifty thousand dollars ($50,000), beginning on January 1, 2005. In addition, Quest Marine is required to pay to Monday Coal, LLC, a monthly "Tonnage Rental Payment" as follows: (i) fifty cents $0.50 per ton for all coal loaded from the barge loadout facility for Quest Marine's own use; and (ii) fifty cents $0.50 per ton for all coal loaded from the barge loadout facility for third parties not a party to the Lease at a "Through Put Price" of $2.00 or less; or (iii) if the Through Put Price charged to third parties not a party to the Lease exceeds $2.00 per ton, twenty five percent (25%) of the Through Put Price charged to the third party.

               In addition, pursuant to the terms of the lease, Quest Marine is entitled to reimbursement of up to a maximum of four hundred thousand dollars ($400,000) for its costs incurred to repair the leased property and/or barge loadout facility. The reimbursement shall be credited against the required Tonnage Rental Payments.

               At the termination of the lease, Quest Marine is required to surrender the property, including all buildings and fixtures.

Item 1.02      Termination of a Material Definitive Agreement.

               Not applicable.

Item 1.03      Bankruptcy or Receivership.

               Not applicable.


Section 2 - Financial Information

Item 2.01      Completion of Acquisition or Disposition of Assets.

               Not applicable.

Item 2.02      Results of Operations and Financial Condition.

               Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

               Not applicable

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

               Not applicable.

Item 2.05      Costs Associated with Exit or Disposal Activities.

               Not applicable.

Item 2.06      Material Impairments.

               Not applicable.


Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

               Not applicable.

Item 3.02      Unregistered Sales of Equity Securities.

               Not applicable.

Item 3.03      Material Modification to Rights of Security Holders.

               Not applicable.


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant's Certifying Accountant.

               Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

               Not applicable.


Section 5 - Corporate Governance and Management

Item 5.01      Changes in Control of Registrant.

               Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

               Not applicable.

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

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

               Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

               Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

               Not applicable.


Section 6 - [Reserved]

               Not applicable.


Section 7 - Regulation FD

Item 7.01      Regulation FD Disclosure.

               Not applicable.


Section 8 - Other Events

Item 8.01      Other Events.

               Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

               (a)    Financial Statements of Businesses Acquired.
                      -------------------------------------------

                      Not applicable.

               (b)    Pro Forma Financial Information.
                      -------------------------------

                      Not applicable.

               (c)    Exhibits.
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                      Exhibit Number      Description of Exhibit
                      --------------      ----------------------

                          10.1 Lease Agreement between Monday Coal, LLC and Quest Marine Terminal, Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS AND MINING CORP.
                                       (Registrant)


Date:  November 18, 2004               By: /s/ WILLIAM R. WHEELER
                                           -------------------------------------
                                           William R. Wheeler, President

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